Filed Pursuant to Rule 497(d)
                    Registration File No.: 333-104145

                          PROSPECTUS SUPPLEMENT
                           Dated June 9, 2003

This prospectus supplement dated June 9, 2003 modifies the prospectuses for the following trusts and all series issued thereunder (individually, a "Trust" and collectively, "Trusts"):

1. The Municipal Bond Trust;
2. The Equity Opportunity Trust; and
3. The Corporate Bond Trust.

Effective June 9, 2003, UBS PaineWebber Inc. has changed its corporate name to "UBS Financial Services Inc."

As of June 9, 2003, except for the reference to "UBS PaineWebber Inc." in the first sentence of the second paragraph of the "Sponsor" section contained in Part B of the prospectuses for the Trusts, all references to "UBS PaineWebber Inc." in any capacity contained in the prospectuses for the Trusts shall be deleted and substituted with "UBS Financial Services Inc."